UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

PETRO RIVER OIL CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-49760	86-4900576
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1980 Post Oak Boulevard Suite 2020

Houston, Texas 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: (469) 828-3900

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 29, 2013, Petro River Oil Corp. (“PTRC”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of the acquisition by the Registrant of Petro River Oil, LLC and its wholly-owned subsidiary Petro River Operating, LLC (“Petro”) pursuant to the previously announced Securities Purchase Agreement, dated as of April 23, 2013, by and among PTRC and Petro. This amendment to the Original Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Item 8.01. Other Information.

The Company continues to explore various opportunities to raise capital to support the growth of the Company. These opportunities include, without limitation, potential joint ventures with various on and off-shore entities and potential private issuances of equity, debt or a combination thereof. There can be no assurance that the Company will enter into any of these transactions. In addition, in order to increase the public float, the Company will consider requests to release shares from their lock-up.

Item 9.01. Financials Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated balance sheet of Petro River Oil , LLC and its subsidiary as of December 31, 2012, and audited consolidated statement of operations, , member’s deficiency and cash flows of Petro River Oil, LLC and its subsidiary for the period from February 2, 2012 (commencement of operations) through December 31, 2012 and the notes related thereto and the related independent registered public accounting firm’s audit report of Marcum LLP and the unaudited condensed consolidated balance sheet of Petro River Oil, LLC and its subsidiaries as of March 31, 2013, and un-audited condensed consolidated statement of operations, , members’ deficiency and cash flows of Petro and its subsidiary for the three months ended March 31, 2013 and period from February 2, 2012 (commencement of operations) through march 31, 2012 and the notes related thereto are filed in this Form 8-K/A as Exhibit 99.1.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet as of January 31, 2013, unaudited pro forma statements of operations for the nine months ended January 31, 2013 and the year ended April 30, 2012, and the notes related thereto, are filed as Exhibit 99.2 to this report.

(c)	Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit Number	Exhibit Description

99.1

Audited consolidated balance sheet of Petro River Oil , LLC and its subsidiary as of December 31, 2012, and audited consolidated statement of operations, member’s deficiency and cash flows of Petro River Oil, LLC and its subsidiary for the period from February 2, 2012 (commencement of operations) through December 31, 2012 and the notes related thereto and the related independent registered public accounting firm’s audit report of Marcum LLP and the unaudited condensed consolidated balance sheet of Petro River Oil, LLC and its subsidiary as of March 31, 2013, and un-audited condensed consolidated statement of operations, , members’ deficiency and cash flows of Petro and its subsidiaries for the three months ended March 31, 2013 and period from February 2, 2012 (commencement of operations) through March 31, 2012 and the notes related thereto.

99.2	Unaudited pro forma combined balance sheet as of January 31, 2013, unaudited pro forma statements of operations for the nine months ended January 31, 2013 and the year ended April 30, 2012 and the notes related there to.

2

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2013

Petro River Oil Corp.

By:	/s/ Scot Cohen
Name:	Scot Cohen
Title:	Executive Chairman

3